UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 28, 2026
Date of Report (Date of Earliest Event Reported)

Central Index Key Number of the issuing entity:  0001686150
Wells Fargo Commercial Mortgage Trust 2016-C36
(Exact name of issuing entity)

Central Index Key Number of the registrant:  0000850779
Wells Fargo Commercial Mortgage Securities, Inc.
(Exact name of registrant as specified in its charter)

Central Index Key Number of the sponsor:  0000312070
Barclays Bank PLC
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0000740906
Wells Fargo Bank, National Association
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001541214
C-III Commercial Mortgage LLC
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001592182
LMF Commercial, LLC (formerly known as Rialto Mortgage Finance, LLC)
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001577313
National Cooperative Bank, N.A.
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001505494
The Bancorp Bank, National Association (formerly known as The Bancorp Bank)
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001542105
Basis Real Estate Capital II, LLC
(Exact name of sponsor as specified in its charter)

New York	333-206677-10	38-4014723 38-4014724 38-7170470
(State or other jurisdiction of incorporation of issuing entity)	(Commission File Number of issuing entity)	(I.R.S. Employer Identification Numbers)

c/o Computershare Trust Company, N.A., as agent for
Wells Fargo Bank, National Association
9062 Old Annapolis Road
Columbia, MD 21045
(Address of principal executive offices of the issuing entity) (Zip Code)

(212) 214-5600
Registrant's Telephone number, including area code

Former name or former address, if changed since last report:  Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐  Emerging growth company

☐  If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised Financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 8.01 Other Events.

The Central Park Retail Mortgage Loan and the One & Two Corporate Plaza Mortgage Loan, which constituted approximately 2.3% and 0.8%, respectively, of the asset pool of the issuing entity as of its cut-off date, are each an asset of the issuing entity and are each part of a loan combination that is being serviced and administered under the pooling and servicing agreement, dated as of September 1, 2016 relating to the Wells Fargo Commercial Mortgage Trust 2016-LC24 filed as Exhibit 4.4 to the registrant’s Current Report on Form 8-K/A filed on February 7, 2017 (the “WFCMT 2016-LC24 PSA”).  Pursuant to Section 7.01(d) of the WFCMT 2016-LC24 PSA, LNR Partners, LLC, a Florida limited liability company, was removed as general special servicer of the Central Park Retail Mortgage Loan and the One & Two Corporate Plaza Mortgage Loan and Argentic Services Company LP (“ASC”), a Delaware limited partnership, was appointed as the successor general special servicer of the Central Park Retail Mortgage Loan and the One & Two Corporate Plaza Mortgage Loan under the WFCMT 2016-LC24 PSA.

In the interest of transaction management, this Current Report on Form 8-K is being filed to record that, effective as of August 28, 2026, the Central Park Retail Mortgage Loan and the One & Two Corporate Plaza Mortgage Loan will be specially serviced, if necessary, pursuant to the WFCMT 2016-LC24 PSA, by ASC.  The principal executive office of ASC is located at 740 E. Campbell Road, Suite 600, Richardson, Texas 75081 and its telephone number is 469-609-2000.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Wells Fargo Commercial Mortgage Securities, Inc.
(Depositor)

/s/ Anthony J. Sfarra
Anthony J. Sfarra, President

Date:  August 28, 2026